UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2025 (July 18, 2025)

Polomar Health Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10940 Wilshire Boulevard, Suite 1500, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 213-616-0011

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement with Reprise Management, Inc.

As previously reported on Form 8-K filed with the SEC on July 9, 2025, Polomar Health Services, Inc., a Nevada corporation (“Company”), executed a Securities Purchase Agreement (“SPA”) with Reprise Management, Inc., a California corporation (“Reprise”).

Further to the SPA on July 18, 2025, Company and Reprise entered into a Registration Rights Agreement (“RRA”) providing for registration of the underlying common shares of the Series A Convertible Preferred Stock (“Preferred Stock”) issued to Reprise.

The RRA incorporates the following material terms:

The effective date of the RRA is June 30, 2025.

The Company is required to file a registration statement within thirty (30) days of the issuance of any common shares to Reprise upon conversion of any Preferred Stock.

Reprise shall have piggy-back registration rights on any other registration statement filed by the Company.

The Company shall be solely responsible for any and all expenses associated with the filing of any registration statement.

The foregoing summary of the RRA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Registration Rights Agreement with CWR 1, LLC.

As previously reported on Form 8-K filed with the SEC on July 9, 2025, Polomar Health Services, Inc., a Nevada corporation (“Company”), executed a Securities Purchase Agreement (“SPA”) with CWR 1, LLC., a Delaware limited liability company (“CWR”).

Further to the SPA on July 18, 2025, Company and CWR entered into a Registration Rights Agreement (“RRA”) providing for registration of the underlying common shares of the Series A Convertible Preferred Stock (“Preferred Stock”) issued to CWR.

The RRA incorporates the following material terms:

The effective date of the RRA is June 30, 2025.

The Company is required to file a registration statement within thirty (30) days of the issuance of any common shares to CWR upon conversion of any Preferred Stock.

CWR shall have piggy-back registration rights on any other registration statement filed by the Company.

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The Company shall be solely responsible for any and all expenses associated with the filing of any registration statement.

The foregoing summary of the RRA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of each company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the risk that the previously licensed intellectual property may not be granted the pending patents, (2) the ability of ForHumanity to effectively market the licensed medications to increase customer value and financial returns, (3) the ability to integrate the ForHumanity telemedicine network into the existing Polomar business and realize the benefits of the Agreement, (4) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and such other periodic filings the Company makes from time to time with the Securities and Exchange Commission (SEC), including “Risk Factors” included in in our Current Report on Form 8-K dated October 4, 2024, as amended on October 25, 2024 and November 12, 2024.

You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release, and we caution investors not to place undue reliance on any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Registration Rights Agreement effective June 30, 2025, executed on July 18, 2025, between Polomar Health Services, Inc. and Reprise Management, Inc.
10.2	Registration Rights Agreement effective June 30, 2025, executed on July 18, 2025, between Polomar Health Services, Inc. and CWR 1, LLC.
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polomar Health Services, Inc.

/s/ Terrence M. Tierney
Terrence M. Tierney
President

Date: July 24, 2025

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